LEASE - Supplement balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
LEASE
Operating lease ROU assets	$ 35,506	$ 35,286
Land use rights, net	68,094	71,011
Total operating lease ROU assets	103,600	106,297
Operating lease liabilities, current	9,810	12,185
Operating lease liabilities, noncurrent	25,714	23,215
Total operating lease liabilities	$ 35,524	$ 35,400